JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(each a “Fund” and together “the Funds”)

(each a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated December 19, 2022

to the current Summary Prospectuses and Prospectus

Effective January 1, 2023, the portfolio manager information in the “Risk/Return Summary — Management” section of each Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Sub-Adviser
J.P. Morgan Private Investments Inc.
Jeffrey Gaffney	2015	Managing Director
Ramy El-Menshawy	2023	Managing Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers” section of the Prospectus is deleted in its entirety and replaced with the following:

The Portfolio Managers

The portfolio management team consists of Jeffrey Gaffney, Managing Director and Ramy El-Menshawy, Managing Director.

The portfolio managers are responsible for the day-to-day management of the Funds and determine the underlying investment strategies used for each of the Funds. The Global and the U.S. Investment Councils are responsible for the asset allocation and portfolio construction of the Funds.

Mr. Gaffney is a Managing Director and the Head of U.S. Multi-Asset Portfolio Management for the J.P. Morgan Private Bank Chief Investment Officer (“CIO”) Team. He joined J.P. Morgan in 2008 and has been a contributing member of the Private Bank CIO Team since 2010. Mr. Gaffney earned a Bachelor of Science in Engineering from Princeton University in Operations Research and Financial Engineering, and a Master of Business Administration from Yale University with an emphasis in Finance.

Mr. El-Menshawy is a Managing Director and Portfolio Manager for the J.P. Morgan Private Bank Portfolio Management Group. He joined J.P. Morgan in 2005 and has been a contributing member of the Private Bank Portfolio Management Group since 2009. Mr. El-Menshawy earned a Bachelor of Science in Business from the Stevens Institute of Technology and a Masters of Business Administration from the Stern School of Business at New York University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE

SUP-ACC-PM-1222